Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Global Real Estate Fund

(the “Fund”)

Supplement dated January 14, 2022 to the Summary Prospectuses and the Prospectuses of the Fund, each dated October 1, 2021, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Joe Rodriguez, Jr.	2008*	Managing Director, Co-CIO of Invesco’s Listed Real Assets Team and Co-Lead Portfolio Manager

James Cowen	2015*	Managing Director, Portfolio Manager

Ping-Ying Wang, PhD, CFA	2008*	Managing Director and Portfolio Manager

Mark Blackburn, CFA	2008	Managing Director and Portfolio Manager

Grant Jackson	2018*	Senior Director and Co-Lead Portfolio Manager

Chip McKinley	2022	Portfolio Manager

Darin Turner	2009	Managing Director, Co-CIO of Invesco’s Listed Real Assets Team, and Portfolio Manager

* Effective on or about March 31, 2022, Joe Rodriguez, Jr. will no longer serve as a portfolio manager of the Fund, at which time the co-lead designation will also be removed from each portfolio manager’s name, as applicable.

The section of the Prospectus entitled “Management-Investment Subadvisers- Invesco Advisers, Inc. is deleted in its entirety and replaced with the following:

Global Real Estate Fund

Invesco Advisers, Inc. (“Invesco”)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Today, Invesco advises or manages other investment portfolios that encompass a broad range of investment objectives. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of July 31, 2021, Invesco Ltd. managed approximately $1,528.4 billion in assets.

Invesco Asset Management Limited (“IAML”) serves as sub-subadvisor to the Fund, with its principal office at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom. IAML is an affiliate of Invesco and is compensated by Invesco at no additional expense to the Trust. Day-to-day investment management decisions for the Fund are made by Invesco. The sub-Subadviser is responsible for choosing certain types of real estate securities for the Fund.

The following individuals are jointly responsible for the day-to-day management of the Global Real Estate Fund: Joe Rodriguez, Jr. (Co-Lead Portfolio Manager), Mark Blackburn, Ping-Ying Wang, Darin Turner, Chip McKinley, James Cowen and Grant Jackson (Co-Lead Portfolio Manager).

Mr. Rodriguez, Co-Lead Portfolio Manager, has been Co-CIO of Invesco’s Listed Real Assets Team since 1995 and has been associated with Invesco and/or its affiliates since 1990. Mr. Turner, Portfolio Manager, has been Co-CIO of Invesco’s Listed Real Assets Team since 2020 and has been associated with Invesco and/or its affiliates since 2005. Mr. Blackburn, Portfolio Manager, is a member of Invesco’s Listed Real Assets Team and has been associated with Invesco and/or its affiliates since 1998. Mr. McKinley, Portfolio Manager, who has been responsible for the Fund since 2022 and has been associated with Invesco and/or its affiliates since 2022. From 2019 to 2022, he was associated with Saepio Capital Management where he was the Founder and served as Portfolio Manager. From 2007 to 2019, he was associated with Cohen and Steers Capital Management where he served as Senior Vice President and Portfolio Manager. Ms. Wang, Portfolio Manager, is a member of Invesco’s Listed Real Assets Team and has been associated with Invesco and/or its affiliates since 1998. Mr. Cowen, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000. Mr. Grant Jackson, Co-Lead Portfolio Manager, is a member of Invesco’s Listed Real Assets Team and has been associated with Invesco and/or its affiliates since 2005.

Effective on or about March 31, 2022, Joe Rodriguez, Jr. will no longer serve as a portfolio manager of the Fund, at which time the co-lead designation will also be removed from each portfolio manager’s name, as applicable.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Global Real Estate Fund

(the “Fund”)

Supplement dated January 14, 2022 to the Statement of Additional Information (“SAI”) of the Fund, dated October 1, 2021, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Portfolio Managers—Other Accounts” is revised as follows:

The sub-section entitled “Global Real Estate Fund —Invesco” is deleted in its entirety and replaced with the following:

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts (As of May 31, 2021)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Global Real Estate Fund	Invesco	Mark Blackburn James Cowen Joe Rodriguez, Jr. Darin Turner Ping-Ying Wang Grant Jackson Chip McKinley	9 9 9 10 10 10 0	4,171.8 4,053.1 4,171.8 4,173.2 4,173.2 4,173.2 0	4 4 4 4 4 4 0	299.3 299.3 299.3 299.3 299.3 299.3 0	26 26 26 26 26 26 0	7,645.6 7,645.6 7,645.6 7,645.6 7,645.6 7,645.6 0

Additionally, effective on or about March 31, 2022, Joe Rodriguez, Jr. will no longer serve as a portfolio manager of the Fund, at which time all references to Mr. Rodriguez in the SAI will be removed.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.